Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such States.


PRELIMINARY PROSPECTUS DATED JANUARY 1, 2002
SUBJECT TO COMPLETION



                                    [Graphic]




          Nations California
          Intermediate Municipal Bond Fund

          Prospectus --  Primary A Shares

          [    ], 2002



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                                     [LOGO] NATIONS FUNDS

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
   Terms used in this prospectus

   In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

   [Graphic]

    You'll find Terms used in
   this prospectus on page 19.

   Your investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

   Affiliates of Bank of America are paid for the services they provide to the Fund.



This booklet, which is called a prospectus, tells you about Nations California Intermediate Municipal Bond Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

About the Fund
Nations California Intermediate Municipal Bond Fund invests most of its assets in securities issued by one state and its public authorities and local governments, and is generally intended for residents of that state.

The Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.

Because it invests primarily in securities issued by one state and its public authorities and local governments, the Fund is considered to be non-diversified. This means the value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

Is this Fund right for you?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations California Intermediate Municipal Bond Fund may be suitable for you if:

  .you're looking for income

  .you want to reduce taxes on your investment

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

Comparing State Municipal Bond Funds
There are two groups of State Municipal Bond Funds in the Nations Funds Family:
Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.

The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, such as Nations California Intermediate Municipal Bond Fund, but they also generally have more risk because their prices tend to change more when interest rates change.

The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare Nations California Intermediate Municipal Bond Fund with other mutual funds or other kinds of investments. The Fund's income and risk potential can change over time.

                                                       Income     Risk
                                         Duration     potential potential
      Nations California Intermediate
       Municipal Bond Fund              3 to 6 yrs    moderate  moderate
      Long-Term Municipal Bond Funds  more than 6 yrs   high      high

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 5.

For more information
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
    Banc of America Advisors, LLC

    Banc of America Advisors, LLC (BA Advisors) is the investment adviser to the Fund. BA Advisors is responsible for the overall management and supervision of the investment management of the Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for the Fund.

   [Graphic]

     You'll find more about
     BA Advisors and  BACAP starting on page 11.



[Graphic]

        About the Fund


Nations California Intermediate Municipal Bond
  Fund                                           5
Sub-adviser: BACAP
----------------------------------------------------
Other important information                      9
----------------------------------------------------
How the Fund is managed                         11

[Graphic]
        About your investment

Information for investors
  Buying, selling and exchanging shares         13
  Distributions and taxes                       16
---------------------------------------------------
Terms used in this prospectus                   19
---------------------------------------------------
Where to find more information          back cover

[Graphic]
     About the sub-adviser

     BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

   [Graphic]
     You'll find more about BACAP on page 12.

[Graphic]
    This Fund at a glance

       .Who should consider investing: Residents of California

       .Duration: 3 to 6 years

       .Income potential: Moderate

       .Risk potential: Moderate

[Graphic]
    Duration

    Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.



Nations California Intermediate Municipal Bond Fund

[Graphic]
     Investment objective
     The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

[Graphic]
     Principal investment strategies
     Under normal circumstances, the Fund invests at least 80% of its net assets plus investment borrowings in securities that pay interest that is generally free from federal income tax and California state individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation
  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

   [Graphic]
    You'll find more about other risks of investing in this Fund in Other important information and in the SAI.


The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]
     Risks and other things to consider
     Nations California Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and California state individual income tax, but may be subject to federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. Adverse conditions affecting California generally could have an impact on California municipal securities.


[Graphic]
     A look at the Fund's performance
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
    There are two kinds of fees --shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

    Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[Graphic]
    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[Graphic]
     What it costs to invest in the Fund
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          Shareholder fees                                     Shares
          (Fees paid directly from your investment)           Primary A
           Maximum sales charge (load) imposed on purchases      none
           Maximum deferred sales charge (load)                  none

          Annual Fund operating expenses
          (Expenses that are deducted from the Fund's assets)
           Management fees                                       0.40%
           Other expenses/1/                                     0.34%
                                                                -----
           Total annual Fund operating expenses                  0.74%
           Fee waivers and/or reimbursements                    (0.24)%
                                                                -----
           Total net expenses /2/                                0.50%
                                                                =====

     /1/Other expenses are based on estimates for the current fiscal year. /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense level shown above.

     Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years
                        Primary A Shares  $ 51   $ 212

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 5. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest up to 25% of its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The annual portfolio turnover rate for Nations California Intermediate Municipal Bond Fund is expected to be no more than 91%.

[Graphic]
    Banc of America Advisors, LLC

    One Bank of America Plaza
    Charlotte, North Carolina
    28255



[Graphic]

       How the Fund is managed

Investment adviser
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive:

Annual investment advisory fee, as a % of average daily net assets

                                                    Maximum
                                                    advisory
                                                      fee
Nations California Intermediate Municipal Bond Fund  0.40%

Investment sub-advisers
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and Nations Funds have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund will inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
    Banc of America
    Capital Management, LLC

    One Bank of America Plaza
    Charlotte, North Carolina
    28255



[Graphic]
    Stephens Inc.

    111 Center Street
    Little Rock, Arkansas 72201

    The financial institution or intermediary that buys shares for you is also referred to as a selling or servicing agent. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[Graphic]
    PFPC Inc.

    400 Bellevue Parkway
    Wilmington, Delaware 19809



Banc of America Capital Management, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations California Intermediate Municipal Bond Fund. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

Other service providers
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for the services they provide.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
    When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.



[Graphic]

       Buying, selling and exchanging shares

This prospectus offers Primary A Shares of the Fund. Here are some general rules about this class of shares:

  .Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

   .Bank of America and certain of its affiliates

   .certain other financial institutions and intermediaries, including financial planners and investment advisers

   .institutional investors

   .endowments

   .other Funds in the Nations Funds Family

  .The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[Graphic]
    A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

    The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

[Graphic]
    The net asset value per share is the price of a share calculated by the Fund every business day.


How shares are priced
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Valuing securities in the Fund
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

How orders are processed
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     Buying shares

     Here are some general rules for buying shares:

       .You buy Primary A Shares at net asset value per share.

       .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

       .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

       .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

       .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[Graphic]
    You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.



[Graphic]
     Selling shares

     Here are some general rules for selling shares:

       .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

       .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds for up to seven days.

     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

       .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

       .under certain other circumstances allowed under the 1940 Act

[Graphic]
     Exchanging shares

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

       .You can exchange Primary A Shares of the Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

       .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .We may limit the number of exchanges you can make within a specified period of time.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
    The power of compounding

    Reinvesting your distributions buys you more shares of the Fund -- which lets you take advantage of the potential for compound growth.

    Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.


[Graphic]

        Distributions and taxes

About distributions
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain, at least once a year. The Fund declares distributions of net investment income daily and pays them monthly.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

[Graphic]
    This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


    [Graphic]
     For more information about taxes, please see the SAI.



How taxes affect your investment
Distributions that come from the Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state income tax (or other applicable state tax) if the Fund primarily invests in securities from that state and its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Intermediate Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to the federal alternative minimum tax.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income, net short-term capital gain and certain other items generally are taxable to you as ordinary income. Distributions of net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from the Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

Withholding tax
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

Taxation of redemptions and exchanges
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[Graphic]
    This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government/Corporate Bond Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

        SEC file number:
        Nations Funds Trust, 811-09645

        CAMUNIRH



[Graphic]
      Where to find more information

You'll find more information about Nations California Intermediate Municipal Bond Fund in the following documents:

     Annual and semi-annual reports
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]
     Statement of Additional Information
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nations-funds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
     1.202.942.8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







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